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                                                                   EXHIBIT 10.32

                        EXECUTIVE EMPLOYMENT AGREEMENT

     This Executive Employment Agreement (the "Agreement"), dated effective as of May 1, 1999, is entered into by and between Pinnacle Oil International, Inc., a Nevada corporation (the "Company") and Daniel C. Topolinsky (the "Executive"), with reference to the following facts:

                                   RECITALS:
                                   --------

     WHEREAS, the Company desires to employ the Executive as its President in order to enable the Company to avail itself of the skill, knowledge and experience of the Executive and to assure the successful management of the Company, and the Executive desires to become employed in such executive officers position or positions;

     WHEREAS, the Company and the Executive desire to enter into a written employment agreement formally documenting their relationship and setting forth the duties and responsibilities the Company desires the Executive to undertake, and which the Executive has agreed to undertake.

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties to this Agreement (collectively "parties" and individually a "party") agree as follows:

                                   AGREEMENT:
                                   ---------

     1.   DEFINITIONS

          Set forth below are definitions of capitalized words or terms which (together with those common words and terms set forth in section 15(l)) are
                                                         -------------
generally used throughout this Agreement, or references to sections or paragraphs containing those definitions (capitalized terms used only in a specific section or paragraph of this Agreement are defined in that section or paragraph):

          (a)  "Advance" is defined in section 9.
                                       ---------
          (b) "Affiliate" means any "Person" (as defined below) controlling, controlled by, or under common control with a party.

          (c) "Agreement" means this Agreement, as originally executed and as it may be: (i) amended, modified, supplemented and/or restated from time to time (but only to the extent amended, modified, supplemented and/or restated in accordance with the terms of this Agreement); and/or (ii) renewed or extended in accordance with its terms.

          (d) "Applicable Laws" means any federal (both of the United States and Canada), state, provincial local or foreign laws or regulations as may be applicable.

          (e) "Board" means the Board of Directors of the Company, as such body may be reconstituted from time to time.

          (f) "Change In Control" hall mean the occurrence of any of the following events:

               (i) A "Control Acquisition" by an "Acquiring Person" pursuant to which Acquiring Person attains, by reason of and immediately after a transaction or series of related transactions, "Beneficial Ownership" of fifty percent (50%) or more of the "Total Combined Voting Power" of the Company's then outstanding "Voting Securities." The terms in quotations in the immediately preceding sentence shall, for purposes of this Agreement, have the following meanings:

               (1) "Acquiring Person" shall mean any "Person" which acquires the defined percentage of securities, with the exception of: (A) any Employee Benefit Plan (or a trust forming a part thereof) maintained by the Company, or by any corporation or entity in which the Company holds fifty percent (50%) or more of the "Voting Securities" (each, a "Controlled Subsidiary"); (B) the Company or any Controlled Subsidiary; or (C) any "Person" which acquires the threshold percentage of "Voting Securities" through a "Non-Control Transaction" (as defined below).

               (2) "Non-Control Transaction" shall mean any transaction in which the stockholders of the Company immediately before such transaction, directly or indirectly own immediately following such transaction at least a majority of the "Total Combined Voting Power" of the outstanding "Voting Securities" of the surviving corporation (or other entity) resulting from such transaction, in substantially the same proportion as such stockholders' ownership of the Company's "Voting Securities" immediately before such transaction.

               (3) "Person," "Beneficial Ownership," "Total Combined Voting Power" and "Voting Securities" shall have the meanings ascribed to such terms in Sections 13(d) and 14(d) of the Securities Exchange Act and Rule 13d-3 promulgated thereunder.

               Notwithstanding any other provision of this subsection (f)(i), a
                                                           -----------------
     Change In Control shall not be deemed to have occurred solely because any Person acquired Beneficial Ownership of more than the threshold percentage of the outstanding Voting Securities as a result of an acquisition of Voting Securities by the Company (each, a "Redemption") which, by reducing the number of Voting Securities outstanding, increased the percentage of outstanding Voting Securities Beneficially Owned by such Person; provided, however, that if (A) a Change In Control would occur as a result of a Redemption but for the operation of this sentence, and (B) after such Redemption, such Person becomes the Beneficial Owner of any additional Voting Securities, which increase the percentage of the then outstanding Voting Securities Beneficially Owned by such Person over the percentage owned as a result of the Redemption, then a Change In Control shall be deemed to have occurred.

          (ii) During any period of three (3) consecutive years after the date of this Agreement, the individuals who constituted the Board at the beginning of such period (the "Incumbent Board") cease to constitute a majority of the Board, for any reason(s) other than (1) the voluntary resignation of one or more Board members; (2) the refusal by one or more Board members to stand for election to the Board; and/or (3) the removal of one or more Board members for good cause; provided, however, (A) that if the nomination or election of any new director of the Company was approved by a vote of at least a majority of the Incumbent Board, such new director shall be deemed a member of the Incumbent Board; and (B) that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11

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     promulgated under the Securities Exchange Act of 1934), or as a result of a solicitation of proxies or consents by or on behalf of an Acquiring Person, other than a member of the Board (a "Proxy Contest"), or as a result of any agreement intended to avoid or settle any Election Contest or Proxy
     Contest.

               (iii)  The Board or the stockholders of the Company approve:

                      (1) A merger or consolidation or reorganization of the Company reorganization (each, a "Major Event") with (A) any Controlled Subsidiary, and the terms of the proviso to this subsection (f)(iii)
                                                           -------------------
          are not satisfied; or (B) any other corporation or other entity; unless such Major Event is a Non-Control Transaction; or

                      (2) A complete liquidation or dissolution of the Company, and the terms of the proviso to subsection (f)(iii) are not satisfied;
                                          -------------------
          or

                      (3) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Controlled Subsidiary, and the terms of the proviso to subsection (f)(iii) are
                                                      -------------------
          not satisfied.

                      Notwithstanding any other provision of this subsection
                                                                  ----------
     (f)(iii), if the Executive or an Affiliate of the Executive who is then a
     --------
     stockholder or director of the Company, either: (i) expressly voted in favor of the transaction constituting the Change In Control in such Person's capacity as either a stockholder or as a director of the Company; or (ii) expressly abstained from voting (other than by reason of an "interest" in a matter or transaction, as defined in the Nevada Revised Statutes); and/or (iii) failed or refused to vote, then the transaction shall not constitute a Change in Control.

          (g) "Company" means Pinnacle Oil International, Inc., a Nevada Corporation, and any successor and assign of the Company, as more particularly described in, or permitted and prescribed pursuant to, section 17(a).
                                                       -------------

          (h) "Disability" (or the related term "Disabled") means any of the following: (i) the receipt of any disability insurance benefits by the Executive; (ii) a declaration by a court of competent jurisdiction that the Executive is legally incompetent; (iii) the Executive's material inability due to medically documented mental or physical illness or disability to fully perform the Executive's regular obligations of his office and as an employee of the Company (with reasonable accommodations for such disability, if then required by Applicable Law), for a six (6) month continuous period, or for nine
(9) cumulative months within any one (1) year continuous period; or (iv) the reasonable determination by the Board that the Executive will not be able to fully perform the Executive's regular obligations of his office and as an employee of the Company (with reasonable accommodations if then required by Applicable Law) for a six (6) month continuous period. If the Board determines that the Executive is Disabled under clause (iv) above, and the Executive
                                     -----------
disagrees with the conclusion of the Board, then the Company shall engage a qualified independent physician reasonably acceptable to the Executive to examine the Executive at the Company's sole expense. The determination of such physician shall be provided in writing to the parties and shall be final and binding upon the parties for all purposes of this Agreement. The Executive hereby consents to examination in the manner set forth above, and waives

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any physician-patient privilege arising from any such examination as it relates to the determination of the purported disability.

          (i)  "Employee Benefit Plan" is defined in section 4(c).
                                                     ------------

          (j)  "Employee Deductions" are defined in section 6.
                                                    ---------

          (k)  "Monthly Salary" is defined in section 4(a).
                                              ------------

          (l)  "Performance Bonus" is defined in section 4(b).
                                                 ------------
          (m) "Person" (other than for purposes of determining a Change in Control) means an individual or natural person, a corporation, partnership (limited or general), joint-venture, association, business trust, limited liability company/partnership, business trust, trust (whether revocable or irrevocable), pension or profit sharing plan, individual retirement account, or fiduciary or custodial arrangement.

          (n)  "Personal Time-Off" is defined in section 7.
                                                 ---------

          (o) "Subsidiary" shall mean any corporation, partnership (limited or general), joint-venture, association, business trust, limited liability company/partnership, business trust or trust in which the Company holds a controlling interest, including but not limited to Pinnacle Oil, Inc., a Nevada corporation ("Pinnacle Oil"), and Pinnacle Oil Canada, Inc., a British Columbia corporation ("Pinnacle Canada").

          (p) "Termination By Company For Cause" means a termination of the Executive caused by a determination of two-thirds of the Board, excluding the Executive if then a member of the Board, that one of the following events has occurred:

               (i) Any of the Executive's representations or warranties in this Agreement is not materially true, accurate and/or complete;

               (ii) The Executive has intentionally and continually breached or wrongfully failed and/or refused to fulfill and/or perform (A) any of the Executive's material obligations, promises or covenants under this Agreement, or (B) any of the material warranties, obligations, promises or covenants in any agreement (other than this Agreement) entered into between the Company and the Executive, without cure, if any, as provided in such agreement;

               (iii) The Executive has intentionally failed and/or refused to obey any lawful and proper order or directive of the Board, and/or the Executive has intentionally interfered with the compliance by other employees of the Company with any such orders or directives;

               (iv) The Executive has intentionally breached the Executive's fiduciary duties to the Company;

               (v) The Executive has intentionally caused the Company to be convicted of a crime, or to incur criminal penalties in material amounts;

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               (vi)   The Executive has committed: (A) any act of fraud,
     misrepresentation, theft, embezzlement or misappropriation, and/or any other dishonest act against the Company and/or any of its Affiliates, subsidiaries, joint ventures; or (B) any other offense involving moral turpitude, which offense is followed by conviction or by final action of any court of law; or (C) a felony;

               (vii) The Executive repeatedly and intemperately used alcohol or drugs, to the extent that such use (A) interfered with or is likely to interfere with the Executive's ability to perform the Executive's duties, and/or (B) endangered or is likely to endanger the life, health, safety, or property of the Executive, the Company, or any other person;

               (viii) The Executive has intentionally demonstrated or committed such acts of racism, sexism or other discrimination as would tend to bring the Company into public scandal or ridicule, or could otherwise result in material and substantial harm to the Company's business, reputation, operations, affairs or financial position; and/or

               (ix) The Executive engaged in other conduct constituting legal cause for termination.

          No act, nor failure to act, on the Executive's part shall be considered "intentional" unless the Executive has acted, or failed to act, with a lack of good faith and with a lack of reasonable belief that the Executive's action or failure to act was in the best interests of the Company. In the event the Executive is both Disabled and the provisions of clause (vii) of this
                                                     ------------
subsection (p) are applicable, the Company shall nevertheless have the right to
--------------
deem such event as a Termination By Company For Cause.

          (q) Termination By Executive For Good Reason" means the Executive's termination of this Agreement based on his reasonable determination that one of the following events has occurred:

               (i) Any of the Company's representations or warranties in this Agreement is not materially true, accurate and/or complete;

               (ii) The Company intentionally and continually breached or wrongfully failed to fulfill or perform (A) its material obligations, promises or covenants under this Agreement; or (B) any material warranties, obligations, promises or covenants of the Company in any agreement (other than this Agreement) entered into between the Company and the Executive, without cure, if any, as provided in such agreement;

               (iii) The Company terminated this Agreement and the Executive's employment hereunder (with the exception of Treasurer), and such termination does not constitute Termination By Company For Cause;

               (iv) Without the consent of the Executive, the Company: (A) substantially altered or materially diminished the position, nature, status, prestige or responsibilities of the Executive from those in effect by mutual agreement of the parties from time-to-time; (B) assigned additional duties or responsibilities to the Executive which were wholly and clearly inconsistent with the position, nature, status, prestige or responsibilities of the Executive then in effect; or (C) removed or failed to reappoint or re-elect the Executive to the Executive's offices under this Agreement (as they may be changed or augmented from time-to-time with the consent of the Executive), or as a director of the Company, except in connection with the Disability of the Executive;

               (v) Without the consent of the Executive, the Company relocated the Company's principal operating offices from their present location, and as a result increased the Executive's ordinary commute from the Executive's temporary residence by more than thirty-five (35) miles;

               (vi) Without the consent ratification (express or implied) of the Executive, the Executive was removed from the Board without his consent; or the Company failed to nominate or reappoint the Executive to the Board (unless the Executive is deceased or Disabled, or such removal or failure is attributable to an event which would constitute Termination By Company For Cause), or if the Executive was so nominated, the stockholders of the Company failed to re-elect the Executive to the Board;

               (vii) The Company intentionally required the Executive to commit or participate in any felony or other serious crime; and/or

               (viii) The Company engaged in other conduct constituting legal cause for termination.

          In the event any of the events described above in this subsection (q)
                                                                 --------------
occurs, and such event is reasonably susceptible of being cured, the Company shall be entitled to a grace period of thirty (30) days following receipt of written notice of such event. If the Executive determines, in his sole discretion, that such event is not reasonably susceptible of being cured within a period of thirty (30) days), the Executive may grant a longer cure period to the Company to cure such event to the reasonable satisfaction of the Executive, provided the Company promptly commences and diligently pursues such cure. The noted grace periods shall not apply to any other event described in this subsection (q).
--------------

     2.   EMPLOYMENT OBLIGATIONS

          (a)  Engagement; Duties. The Company hereby engages the Executive as
               ------------------
its President, and the Executive accepts such position, upon the terms and conditions set forth herein. As the Company's President, the Executive shall do and perform all services, acts, or things necessary or advisable to discharge his duties as the Company's President under this Agreement and the Company's Bylaws including, but not limited to, the following:

               (i) Managing, conducting and supervising the day-to-day administrative business of the Company (and/or its Subsidiaries) such as, by way of example and not limitation, hiring and firing employees and consultants and establishing compensation levels for such employees and consultants; and negotiating and entering into contracts on behalf of the Company (and/or its Subsidiaries) with respect to the ordinary operations of the business of the Company (and/or its Subsidiaries) such as, by way of example and not limitation, exploration, equipment, purchase and lease contracts.

               (ii) On behalf of the Company, negotiating and entering into agreements, contracts and/or joint ventures with third parties relating to the provision of the Company's SFD Data;

               (iii) Acting as the Company's liaison with its attorneys, certified public accountants, bankers, joint venture partners, market makers for the Company's securities and the investment community; and

               (iv) Developing and implementing long-term strategic, business and fiscal planning for the Company (and/or its Subsidiaries) and their businesses, including but not limited to plans or capital requirements for financing, the commercial exploitation of SFD Data, finance, and positioning the Company's securities in the various capital markets.

          The Executive shall report only to the Company's Chief Executive Officer and the Board, and any significant employment decisions and/or agreements, contracts and/or joint ventures negotiated by the Executive shall be subject to the review and approval/ratification of the Board. The Executive's responsibilities with respect to the Company and each of its Subsidiaries may be changed or supplemented by the Board from time-to-time, in their discretion.
The Executive shall also hold such offices with the Subsidiaries and/or joint ventures of the Company as the Board may, in its discretion and with the consent of the Executive, from time-to-time determine. The Board shall determine the amount of the Executive's total remuneration which will be allocated to and paid by the Company and by each of its Subsidiaries. The Executive shall be reasonably available to travel as the needs of the Company's business may require. The Executive agrees to cooperate with and work to the best of his ability with the Company's (and/or its Subsidiaries') management team, which includes the Board and the executive officers, and to continually improve the Company's (and/or its Subsidiaries') reputation in its industry.

          (b)  Performance. The Executive shall devote the Executive's entire
               -----------
and undivided business time, energy, abilities and attention solely and exclusively to the performance of the Executive's duties hereunder and the business of the Company (and/or its Subsidiaries); provided, however, the foregoing shall not be construed to prohibit the Executive from attending to personal matters from time-to-time as needed during business hours to the extent reasonably necessary to address such matters. The Executive shall at all times faithfully, loyally, conscientiously, diligently and, to the best of the Executive's ability, perform all of the Executive's duties and obligations under this Agreement, and otherwise promote the interests and welfare of the Company (and/or its Subsidiaries), all consistent with the highest and best standards of the Company's industry. The Executive: (i) shall strictly comply with and adhere to all Applicable Laws, and the Company's Articles of Incorporation, Bylaws and policies; (ii) shall obey all reasonable rules and regulations and policies now in effect or as subsequently modified governing the conduct of employees of the Company, and (iii) shall not commit any acts of gross negligence, willful misconduct, dishonesty, fraud or misrepresentation, racism, sexism or other discrimination, or any other acts which would tend to bring the Company (and/or its Subsidiaries) into public scandal or ridicule, or would otherwise result in material harm to the Company's business or reputation.

          (c)  Facilities and Services. The Company (and/or its Subsidiaries)
               -----------------------
shall provide such support staff, facilities, equipment and supplies as are reasonably necessary or suitable for the adequate performance of the Executive's duties and obligations under this Agreement, including technical and secretarial help.

     3.   TERM

          (a)  Initial Term. The Company hereby employ the Executive pursuant to
               ------------
the terms of this Agreement, and the Executive hereby accepts such employment with the Company, for the period beginning on the date of this Agreement and ending on April 30, 2004 (the "Initial Term").

          (b)  Automatic Renewal; Termination by the Company. Unless this
               ---------------------------------------------
Agreement is previously terminated by either party as provided in section 10
                                                                  ----------
below, this Agreement will be automatically renewed for additional and consecutive one (1) year terms (each, a "Renewal Term") following the expiration of each Initial or Renewal Term, (each a "Term"), unless either party gives
                                                  ------
written notice to the other party, no later than sixty (60) days prior to the expiration of the then pending Term, of its election not to automatically
                                                     ---
renew this Agreement for an additional year.

     4.   COMPENSATION

          (a)  Monthly Base Salary. The Company shall pay or caused to be paid
               -------------------
to the Executive a monthly base salary of twenty thousand Canadian dollars (CDN $20,000) (the "Monthly Salary"). The Monthly Salary shall be payable in periodic installments as agreed from time-to-time by the Executive and the Board, but at least semi-monthly, and shall be subject to any Tax Withholdings and/or Employee Deductions that are applicable. In any pay period in which the Executive shall be employed for less than the entire number of business days in such pay period, the Monthly Salary for such pay period shall be prorated on the basis of the number of business days during which the Executive was actually employed during such pay period, divided by the actual number of business days in such pay period. Commencing on the first annual anniversary date of this Agreement, and on each annual anniversary date thereafter, the Monthly Salary then effective shall be increased by an amount equal to five percent (5%) of the Monthly Salary for the immediately prior year. Additionally, commencing on or prior to the first annual anniversary date of this Agreement, and on or prior to each annual anniversary date thereafter, the Board shall review the Executive's Monthly Salary to determine whether to increase the Monthly Salary by an amount in excess of said five percent (5%) increment, without any obligation by the Board to authorize such increase.

          (b)  Performance Bonus. The Board shall from time-to-time, but not
               -----------------
less than one (1) time per year, evaluate the performance of the Executive and award to the Executive a performance bonus (the "Performance Bonus") in such amount as the Board may determine, in its sole discretion, to be reasonable, after taking into consideration other compensation paid or payable to the Executive under this Agreement, as well as the financial and non-financial progress of the business of the Company (and/or its Subsidiaries) and the contributions of the Executive toward that progress. Payment of the Performance Bonus shall be subject to any applicable Tax Withholdings and/or Employee Deductions.

          (c)  Participation in Employee Benefit Plans. The Executive shall have
               ---------------------------------------
the same rights, privileges, benefits and opportunities to participate in any employee benefit plans of the Company which may now or hereafter be in effect on a general basis for the Company's executive officers or employees, including without limitation retirement, pension, profit-sharing, savings and insurance (including, but not limited to, health, dental, disability and/or group insurance) (collectively, "Employee Benefit Plans").

          (d)  Stock Options.
               -------------

               (i) The Company agrees to grant to the Executive an option (the "First Option") to purchase up to three hundred thousand (300,000) unregistered shares of the Company's common stock, which right to purchase shall vest incrementally over a period of four (4) years based upon continuous employment, with the first increment of eighty-five thousand (85,000) shares vesting one year from the date of this Agreement, the second increment of ninety thousand (90,000) shares vesting two years from the date of this Agreement; the third increment of ninety-five thousand (95,000) shares vesting three years from the date of this Agreement, and the fourth increment of thirty thousand (30,000) shares vesting four years from the date of this Agreement The purchase price per share shall be U.S. $14 per share.

               (ii) The Company agrees to grant to the Executive an option (the "Second Option") to purchase up to two hundred thousand (200,000) unregistered shares of the Company's common stock, which right to purchase shall vest incrementally over a period of five (5) years based upon continuous employment, with the first increment of seventy-five thousand (75,000) shares vesting four year from the date of this Agreement, and the second increment of one hundred twenty-five thousand (125,000) shares vesting five years from the date of this Agreement. The purchase price per share shall be the closing sales price for the Company's common stock as quoted by the NASD Electronic Bulletin Board (or any replacement market or exchange) on April 30, 2001.

               (iii) The Company agrees, so long as it is a reporting company, to use its best efforts to register the options shares under an S-8 Registration Statement.

               (iv) The term for the Executive to exercise the First Option or Second Option (collectively, the "Option") with respect to any vested share shall expire five (5) years from the date of vesting of such share provided, however, if the Executive's employment with the Company has been previously terminated pursuant to section (vi) below, the expiration date
                                       ------------
     shall be accelerated to two (2) years after the effective date of termination (if earlier than the option expiration date).

               (v) In the event of the death or Disability of the Executive, all unvested Options Shares which would have vested within the twelve (12)
         --------
     month period following the date of death or Disability will vest effective as of the date of death or Disability, and the prospective right to purchase the balance of the remaining unvested option shares shall lapse.
                                           --------

               (vi) In the event the Executive's employment with the Company is terminated, and such termination is attributable to (A) an event defined as Termination By Company for Cause; and/or (B) termination by the Executive which does not constitute Termination By Executive For Good Reason; then
                ---
     the prospective right to purchase unvested option shares shall lapse to the
                                       --------
     extent such rights do not vest prior to the effective date of termination.

               (vii) In the event the Executive's employment with the Company is terminated, and such termination is attributable to (A) an event defined as a Termination by Executive for Good Reason; (B) termination by the Company which does not constitute a Termination By Company for Cause and/or (C) an event defined as a Change in Control; then the prospective right to purchase all unvested options shares which would have vested within the twelve (12) month period following the date of such event will vest effective as of the date of such event, and the prospective right to purchase the balance of the remaining unvested option shares shall lapse.
               --------

               (viii) The grant of the Options shall be evidenced by a Stock Option Certificate reflecting the above terms plus such additional terms and conditions as required by a Plan established by the Company and containing such other terms as the Company believes to be reasonable.

                (ix) The Executive shall be responsible for all income taxes (including tax withholdings) attributable to the grant or exercise of the Option, or the sale of the option shares acquired by exercise of the Option.

     5.   BUSINESS EXPENSES

          During the Term of this Agreement the Executive is authorized to incur, and the Company (and/or its Subsidiaries) shall directly pay or reimburse the Executive for his or her payment of the Executive's reasonable and necessary business expenses, duly and actually incurred by the Executive in connection with the duties and services to be performed by the Executive under this Agreement, including without limitation entertainment, meals, travel, lodging and other similar out-of-pocket expenses, upon the Executive's submission to the Company (and/or its Subsidiaries) of itemized expense statements setting forth the date, purpose and amount of the expense incurred, together with corresponding receipts showing payment by the Executive in cases where he or she seeks reimbursement, all in conformity with business expense payment and/or reimbursement policies as may be established by the Company (and/or its Subsidiaries) from time to time, all of which shall comply with the substantiation requirements of the Internal Revenue Code of 1986, as amended, and the Income Tax Act of Canada, as amended, and any other applicable taxing authorities, and regulations promulgated by such authorities thereto, pertaining to the deductibility of such expenses. Direct payment and/or reimbursement shall be made by the Company (and/or its Subsidiaries) no later than thirty (30) days of the Executive submission of the foregoing documentation. The Executive shall be entitled to direct payment and/or reimbursement in full for the aforesaid business expenses, notwithstanding that the Company is prohibited under the Code and/or regulations promulgated thereunder from deducting the entire amount of such expenses. The Company (and/or its Subsidiaries) shall have the option to pay directly the persons entitled to payment for such business expenses.

     6.   TAX WITHHOLDINGS AND EMPLOYEE DEDUCTIONS

          The Company (and/or its Subsidiaries) shall be entitled to deduct from any payments to the Executive pursuant to the terms of this Agreement (including any payments arising from the early termination of this Agreement), amounts sufficient to cover applicable federal (United States and Canada), state, provincial, local and/or foreign income tax withholdings and/or deductions as may be required in connection with such payment, including without limitation old-age and survivor's and other social security payments, state disability and other withholdings payment as may be required by law (collectively, the "Tax Withholdings"), as well as all other elective employee deductions applicable to such payment such as, for example, deductions relating to any Employee Benefit Plan in which the Executive participates (collectively, the "Employee Deductions").

     7.   PERSONAL TIME-OFF

          The Executive shall be entitled each calendar year during the term of this Agreement to such number of personal time-off days for such purposes, including vacations and time for personal affairs ("Personal Time-Off") as are approved by the Board, but not less than the greater of (i) fifteen (15) business days, or (ii) the number of personal time-off days (including vacation and personal days) generally given by the Company to its employees. Personal Time-Off shall be in addition to regular paid legal holidays provided to all employees of the Company. The Executive's compensation shall be paid in full with respect to approved Personal Time-Off days. Should the Executive fail to use all Personal Time-Off days in any calendar year, the Executive shall have the option of (i) receiving payment for such days on a pro rata basis, or (ii) "carrying-over" unused Personal Time-Off days to succeeding years. Personal time-off shall be taken during a period or periods mutually satisfactory to both the Company and the Executive.

     8.   INSURANCE

          If requested by the Company, the Executive shall submit to such physical examinations and otherwise take such actions and execute and deliver such documents as may be reasonably necessary to enable the Company, at its expense and for its own benefit, to obtain disability and/or life insurance on the life of the Executive. The Executive represents and warrants that he has no reason to believe that he is not insurable for disability or life coverage with a reputable insurance company at rates now prevailing in the city of the Company's principal executive offices, for healthy persons of the Executive's own age and gender.

     9.   ADVANCES

          The Company (and/or its Subsidiaries) may from time-to-time, upon written consent from the Chairman of the Board or the Board, and without any obligation to do so, make advances to the Executive against any compensation or other amounts to be paid by the Company (and/or its Subsidiaries) to the Executive (each, an "Advance"). Any amounts due hereunder to the Executive shall, at the election of the Company, be offset by any then outstanding Advances.

          Subject to the terms of any written agreement relating to Advances, in the event of termination of employment of executive, the Executive agrees that the Company (and/or its Subsidiaries) shall have the right to offset the amount of any and all outstanding Advance(s) against any salary or wages due, or any other amounts due to the Executive from the Company, and that any remaining balance of the Advance(s) shall be repaid by the Executive within thirty (30) days after the Executive's termination date. If such Advance(s) are not repaid within said thirty (30) days, simple interest shall accrue on the unpaid balance at the rate of ten percent (10%) per annum. The Executive agrees to pay all costs of collection incurred by the Company (and/or its Subsidiaries) with respect thereto, including reasonable attorneys' fees and legal costs.

          The Company's obligation to make payments to the Executive hereunder shall not, except with respect to Advance(s) as provided above, be affected by any circumstance, including without limitation any set-off, counterclaim, recoupment, defense or other right which the Company (and/or its Subsidiaries) may have against the Executive or others.

     10.  TERMINATION OF AGREEMENT BEFORE EXPIRATION OF TERM

          (a)  Death or Disability. Notwithstanding any other term of this
               -------------------
Agreement, the applicable Term shall terminate upon the death or Disability of the Executive, subject to compliance with Applicable Laws.

          (b)  Change In Control. Notwithstanding any other term of this
               -----------------
Agreement, the applicable Term shall, at the election of the Executive, delivered by written notice to the Company, terminate effective upon the Change In Control.

          (c)  Termination of Agreement by Company for Cause. Subject to
               ---------------------------------------------
compliance with Applicable Laws, the Company may terminate this Agreement and the Executive's employment hereunder at any time in the event such termination constitutes Termination By Company For Cause, upon giving written notice to the Executive specifying in reasonable detail: (i) the event which constitutes the cause; (ii) the pertinent facts and circumstances underlying the cause; and
(iii) the effective date of the termination(which date may, at the Company's election, be effective upon receipt of said written notice by the Executive). Such notice shall also afford the Executive an opportunity to be heard in person by the Board (with the assistance of the Executive's legal counsel, if the Executive so desires). Such hearing shall be held reasonably promptly after such notice but, in any event, before the effective date of the prospective termination.

          (d)  Termination of Agreement by Executive for Good Reason. The
               -----------------------------------------------------
Executive may terminate this Agreement and the Executive's employment hereunder at any time in the event such termination constitutes Termination By Executive For Good Reason, upon giving written notice to the Company specifying in reasonable detail: (i) the event which constitutes the good reason; (ii) the pertinent facts and circumstances underling the good reason; and (iii) the effective date of termination (not to exceed ninety {90} days from the date of such notice, but which date may, at the Executive's election, be effective upon receipt of said written notice by the Company).

     11. EFFECT OF TERMINATION ATTRIBUTABLE TO DEATH OR DISABILITY; TERMINATION BY COMPANY FOR CAUSE; TERMINATION BY EXECUTIVE WITHOUT GOOD REASON

          In the event the Executive's employment hereunder is terminated before the expiration of a Term, and such termination is attributable to (i) an event defined as Death or Disability; (ii) an event defined as Termination By Company For Cause; and/or (iii) termination by the Executive which does not constitute
                                                                ---
Termination By Executive For Good Reason, then all rights and obligations of the Company and the Executive under section 2 [Employment Obligations], section 4
                                ---------                           ---------
[Compensation], section 5 [Business Expenses] and section 7 [ Personal Time-Off]
                ---------                         ---------
shall terminate as of the effective date of the termination; provided, however:

          (a) The Company (and/or its Subsidiaries) shall pay the Executive's accrued but unpaid Monthly Salary and Personal Time-Off days through the effective date of the termination on or before the close of business on such effective date; and the Executive shall not be entitled to Monthly Salary and/or Personal Time-Off days after the effective date of the termination;

          (b) The Company (and/or its Subsidiaries) shall pay any declared but unpaid Performance Bonus;

          (c) The Company (and/or its Subsidiaries) shall reimburse the Executive for any business expenses incurred prior to the effective date of the termination, within three (3) business days after the Executive's submission of the Executive's expense report to the Company; and

          (d) The Executive shall not be entitled to continue to participate in any Employee Benefit Plans except to the extent provided in such plans for terminated participants, or as may be required by Applicable Law.
Notwithstanding the foregoing, amounts which are vested in any Employee Benefit Plans shall be payable in accordance with such plan.

     12. EFFECT OF TERMINATION WHERE TERMINATION ATTRIBUTABLE TO CHANGE IN CONTROL; TERMINATION BY EXECUTIVE FOR GOOD REASON; TERMINATION BY COMPANY WITHOUT CAUSE

          In the event the Executive's employment hereunder is terminated before the expiration of a Term, and such termination is attributable to (i) an event defined as a Change in Control; (ii) an event defined as a Termination by Executive for Good Reason; and/or (iii) termination by the Company which does not constitute a Termination By Company for Cause; then all rights and obligations of the Company and the Executive under section 2 [Employment
                                                   ---------
Obligations], section 4 [Compensation], section 5 [Business Expenses], and
              ---------                 ---------
section 7 [Personal Time-Off] shall terminate as of the effective date of the
---------
termination date; provided, however:

          (a) The Company (and/or its Subsidiaries) shall continue to pay the Executive's then effective Monthly Salary through the earlier of (i) the pending
                                                      -------
Term of this Agreement or (ii) the period which expire eighteen (18) months after the effective date of termination, on the same basis as previously paid to the Executive, but subject to such minimum increases as are described in section
                                                                         -------
4;
-

          (b) The Company (and/or its Subsidiaries) shall pay the Executive's declared but unpaid Performance Bonus;

          (c) At the election of the Executive, the Company (and/or its Subsidiaries) shall (i) permit the Executive to continue to participate in any Employee Benefit Plans, except to the extent prohibited in such plans for terminated employees, or as may be required by Applicable Law; or (ii) provide the Executive with additional compensation, payable on a monthly basis, which would approximate the cost to the Executive to obtain comparable benefits;

          (d) The Company (and/or its Subsidiaries) shall reimburse the Executive for the Executive's business expenses incurred through the effective date of the termination, within three (3) business days of the Executive's submission of the Executive's expense report to the Company; and

          The Executive shall not be required to mitigate the amount of any payment pursuant to this section 12 by seeking other employment or otherwise,
                         ----------
and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Executive in any subsequent employment. The Executive, in turn, agrees that the provisions of this section 12 shall act as a
                                                       ----------
severance payment to the

Executive, and as such shall satisfy all claims the Executive may have, whether at law or equity; in connection with the early termination of this Agreement.

     13.  REPRESENTATIONS AND WARRANTIES OF PARTIES

          (a)  By All Parties. Each of the parties to this Agreement hereby
               --------------
represents and warrants to each of the other parties to this Agreement, each of which is deemed to be a separate representation and warranty, as follows:

               (i)   Organization, Power and Authority. Such party, if an
                     ---------------------------------
entity, is duly organized, validly existing and in good standing under the laws of its state, territory or province of incorporation or organization, and has all requisite corporate or other power and authority to enter into this Agreement.

               (ii)  Authorization. The execution and delivery of this
                     -------------
Agreement by such party, and the performance by such party of the transactions herein contemplated, have, if such party is an entity, been duly authorized by its governing organizational documents, and are not prohibited by its governing organization documents, and no further corporate or other action on the part of such party is necessary to authorize this Agreement, or the performance of such transactions.

               (iii) Validity. This Agreement has been duly executed and
                     --------
delivered by such party and, assuming due authorization, execution and delivery by all of the other parties hereto, is valid and binding upon such party in accordance with its terms, except as limited by: (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditor rights generally; and (2) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iv)  Non-Contravention. Neither the execution or delivery of
                     -----------------
this Agreement, nor the performance by such party of the transactions contemplated herein: (1) if such party is an entity, will breach or conflict with any of the provisions of such party's governing organizational documents; or (2) to the best of such party's knowledge and belief, will such actions violate or constitute an event of default under any agreement or other instrument to which such party is a party.

               (v)   Legal Representation. Such party: (1) had the advice, or
                     --------------------
sufficient opportunity to obtain the advice, of legal counsel separate and independent from legal counsel for any other party hereto; and (2) such party was not represented by the legal counsel of any other party hereto in connection with the transactions contemplated by this Agreement, nor was such party under any belief or understanding that such legal counsel was representing such party's interests.

               (vi)  Fairness. The terms and conditions of the transactions
                     --------
contemplated by this Agreement are fair and reasonable to such party based upon all of the facts and circumstances at the time this Agreement is entered into; and such party has voluntarily entered into the transactions contemplated by this Agreement, without duress or coercion.

          (b)  By Executive. The Executive hereby represents and warrants to the
               ------------
Company that the Executive is not Disabled at the time of the execution and delivery of this Agreement by the Executive.

     14.  NON-LIABILITY FOR EXECUTIVE'S DEBTS

          Except as provided under Applicable Laws, the Executive's rights and obligations under this Agreement shall not be subject to encumbrance or to the claims of the Executive's creditors (other than the Company), or subject to the debts, contracts or engagements of the Executive or the Executive's heirs, successors and assigns, and any attempt to do any of the foregoing shall be null and void ab initio and without force and effect.

     15.  INTERPRETATION AND CONSTRUCTION

          (a)  Preparation of Agreement. The parties have participated jointly
               ------------------------
in the negotiation and drafting of this Agreement and each provision hereof. In the event any ambiguity, conflict, omission or other question of intent or interpretation arises, this Agreement shall be construed as if jointly drafted by the parties, and no presumption or burden of proof shall be presumed, implied or otherwise construed favoring or disfavoring any party by virtue of the authorship of this Agreement or of any provision hereof.

          (b)  Performance on Business Day. In the event the date on which a
               ---------------------------
party is required to take any action under the terms of this Agreement is not a business day, the action shall, unless otherwise provided herein, be deemed to be required to be taken on the next succeeding business day. For purposes of this section, the term "business day" shall mean Monday through Friday (excluding any legal holidays).

          (c)  Survival of Representations and Warranties. All representations
               ------------------------------------------
and warranties made by any party in connection with any transaction contemplated by this Agreement shall, irrespective of any investigation made by or on behalf of any other party hereto, survive the execution and delivery of this Agreement and the performance or consummation of any transaction described in this Agreement, and shall continue in full force and effect forever thereafter (subject to any applicable statutes of limitation).

          (d)  Independent Significance. The parties intend that each
               ------------------------
representation, warranty and covenant shall have independent significance. If any party has falsely made or breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not falsely made or breached shall not detract from or mitigate the fact that the party has falsely made or breached the first representation, warranty or covenant.

          (e)  Entire Agreement; No Collateral Representations. Each party
               -----------------------------------------------
expressly acknowledges and agrees that this Agreement: (i) is the final, complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof; (ii) supersede any prior or contemporaneous agreements, memorandums, proposals, commitments, guaranties, assurances, communications, discussions, promises, representations, understandings, conduct, acts, courses of dealing, warranties, interpretations or terms of any kind, whether oral or written (collectively and severally, the "prior agreements"), and that any such prior agreements are of no force or effect except as expressly set forth herein; and (iii) may not be varied, supplemented or contradicted by evidence of prior agreements, or by evidence of subsequent oral agreements. No prior drafts of this Agreement, and no words or phrases from any prior drafts, shall be admissible into evidence in any action or suit involving this Agreement.

          (f)  Amendment; Waiver; Forbearance. Except as expressly provided
               ------------------------------
herein, neither this Agreement nor any of the terms, provisions, obligations or rights contained herein, may be amended, modified, supplemented, augmented, rescinded, discharged or terminated (other than by performance), except by a written instrument or instruments signed by all of the parties to this Agreement. No waiver of: (i) any breach of any term, provision or agreement;
(ii) the performance of any act or obligation under this Agreement; and/or (iii) any right granted under this Agreement, shall be effective and binding unless such waiver shall be in a written instrument or instruments signed by each party claimed to have given or consented to such waiver. Except to the extent that the party or parties claimed to have given or consented to a waiver may have otherwise agreed in writing, no such waiver shall be deemed a waiver or relinquishment of any other term, provision, agreement, act, obligation or right under this Agreement, or of any preceding or subsequent breach thereof. No forbearance by a party in seeking a remedy for any noncompliance or breach by another party hereto shall be deemed to be a waiver by such forbearing party of its rights and remedies with respect to such noncompliance or breach, unless such waiver shall be in a written instrument or instruments signed by the forbearing party.

          (g)  Remedies Cumulative. The remedies of each party under this
               -------------------
Agreement are cumulative and shall not exclude any other remedies to which such party may be lawfully entitled.

          (h)  Severability. If any term or provision of this Agreement, or the
               ------------
application thereof to any person or circumstance, shall to any extent be determined to be invalid, illegal or unenforceable under present or future laws, then, and in such event: (i) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Agreement, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and still be legal, valid and enforceable; and (ii) the remaining part of this Agreement (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby, and shall continue in full force and effect to the fullest legal extent.

          (i)  Time is of the Essence. Except and to the extent there is a
               ----------------------
specific cure provision in this Agreement, each party understands and agrees that: (i) time of performance is strictly of the essence with respect to each and every date, term, condition, obligation and provision hereof imposed upon such party; and (ii) the failure to timely perform any of the terms, conditions, obligations or provisions hereof by such party shall constitute a material breach and a noncurable (but waivable) default under this Agreement by such party.

          (j)  Parties in Interest. Nothing in this Agreement shall confer any
               -------------------
rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective successors and assigns, if any, or as may be permitted hereunder; nor shall anything in this Agreement relieve or discharge the obligation or liability of any third person to any party to this

Agreement; nor shall any provision give any third person any right of subrogation or action against any party to this Agreement.

          (k)  No Reliance Upon Prior Representations. Each party acknowledges
               --------------------------------------
that: (1) no other party has made any oral representation or promise which would induce such party, prior to executing this Agreement, to change such party's position to his, her or its detriment, to partially perform, or to part with value in reliance upon such representation or promise; and (2) such party has not so changed its position, performed or parted with value prior to the time of the execution of this Agreement, or such party has taken such action at its own risk.

          (l)  Rules of Construction. In interpreting the meaning of this
               ---------------------
Agreement: (i) the term "person" is defined in its broadest sense to include any individual or natural person, entity (as such term is defined in this subsection
                                                                      ----------
(l)) and/or fiduciary (as such term is defined in this subsection (l)), and
---                                                    --------------
their respective successors and assigns; (ii) the term "entity" means any legal entity, including any corporation, association, joint stock company, partnership (limited, general or limited liability), joint-venture, and limited liability company, business trust, trust (whether revocable or irrevocable), pension or profit sharing plan, individual retirement account, or fiduciary or custodial arrangement; (iii) the term "fiduciary" means any person acting in a fiduciary capacity, including in their capacity as a trustee or a custodian; (iv) the term "affiliate" means any person controlling, controlled by, or under common control with a party (for purposes of the foregoing, the term "control" (including with the correlative meanings, the terms "controlled by" and "under common control with") means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities or by contract or otherwise); (v) the term "subsidiary" means any entity in which a party holds a controlling interest;
(vi) the words "herein" and "hereunder" and other words of similar report refer to this Agreement as a whole, and not to any particular sections, subsections, paragraph, subparagraph or other subdivision of this Agreement; (vii) the words "including," "includes," and "include" shall be deemed to be followed by the words "including without limitation;" (viii) the word "or" shall not be deemed to be exclusive unless the context indicates otherwise; and (ix) the word "all" shall be deemed to include the word "any," and vice versa. All pronouns and any variation thereof used in this Agreement shall be deemed to refer to the masculine, feminine, or neuter (as the case may be), and to the singular or plural (as the case may be), as the identity of the person or persons or the context may require for proper interpretation of this Agreement. Any references in this Agreement to "dollars" shall be deemed to refer to the currency of the United States of America, unless such reference specifically references a dollar-denominated currency of a country other than the United States of America. The headings used in this Agreement are for convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Agreement or any provision hereof. Each cross-references in this Agreement shall, unless specifically directed to another agreement or document, be construed only to refer to provisions within this Agreement, and shall not be construed to refer to the overall transaction or to any other agreement or document. Each exhibit, addendum, schedule and/or attachment referenced in this Agreement shall be construed to be incorporated into this Agreement by such reference and made a part hereof. References to any agreements (other than this Agreement) shall include all amendments, modifications, supplements and/or renewals thereof. Unless the context requires otherwise: (1) any reference herein to any federal, state, local or foreign statutes or laws (collectively, the "Statutes") will be deemed to include all rules and regulations promulgated thereunder: and (2) any references herein to any Statute and/or any specific section or provision of any such Statute are intended to refer to such section or provision thereof as presently enacted and as subsequently amended, succeeded, recodified or renumbered.

     16.  ENFORCEMENT

          (a)  Governing Law. This Agreement and the rights and remedies of each
               -------------
party arising out of or relating to this Agreement (including equitable remedies) shall be solely governed by, interpreted under, and construed and enforced in accordance with the laws (without regard to the conflicts of law principles) of the Province of Alberta, as if this Agreement were made, and as if its obligations were to be performed in their entirety, within the Province of Alberta.

          (b)  Recovery of Fees and Costs. If any party institutes, or should
               --------------------------
any party otherwise become a party to, any action or proceeding based upon or arising out of this Agreement, including the enforcement or interpretation of this Agreement or any provision hereof, or for damages by reason of any alleged breach of this Agreement or any provision hereof, or for a declaration of rights in connection herewith, or for any other relief, including equitable relief, in connection herewith, the "prevailing party" (as such term is defined below) in any such action or proceeding, whether or not such action or proceeding proceeds to final judgment or determination, shall be entitled to receive from the non-prevailing party as a cost of suit, and not as damages, all fees, costs and expenses of enforcing any right of the prevailing party (collectively, "fees and costs"), including: (i) reasonable attorneys' fees and costs and expenses; (ii) witness fees (including experts engaged by the parties, but excluding officers, directors, employees, managers or general partners of the parties); (iii) accountants' fees; (iv) fees of other professionals and (v) any and all other similar fees incurred in the prosecution or defense of the action or proceeding; including the following: (1) postjudgment motions; (2) contempt proceedings; (3) garnishment, levy, and debtor and third party examinations; (4) discovery and
(5) bankruptcy litigation. All of the aforesaid fees and costs shall be deemed to have accrued upon the commencement of such action, and shall be paid whether or not such action is prosecuted to judgment. Any judgment or order entered in such action shall contain a specific provision providing for the recovery of the aforesaid fees, costs and expenses incurred in enforcing such judgment and an award of prejudgment interest from the date of the breach at the maximum rate of interest allowed by law. The term "prevailing party" is defined as the party who is determined to prevail by the court after its consideration of all damages and equities in the action or proceeding (the court shall retain the discretion to determine that no party is the prevailing party, in which case no party shall be entitled to recover its fees and costs under this subsection (b)).
                                                  --------------

     17.  ASSIGNMENT AND DELEGATION; SUCCESSORS AND ASSIGNS.

          (a)  Assignment or Delegation. Except as specifically provided in this
               ------------------------
Agreement, neither party (an "assigning party") may directly or indirectly sell, license, transfer or assign (whether through a merger, consolidation, conversion, sale of assets, sale or exchange of securities, or by operation of law, or otherwise) any of such party's rights or interests under this Agreement, or delegate any of such party's duties or obligations under this Agreement, in whole or in part, including to any subsidiary or to any affiliate, without the prior written consent of the other party (a "consenting party"), which consent may be withheld in the consenting party's sole and absolute discretion; provided, however:

               (i)  Subject to prior compliance with subsection (iii) and
                                                     ----------------
     subsection (iv) below, an assigning party may assign all of the rights and
     ---------------
     interests and delegate all of the duties and obligations of the assigning party under this Agreement in connection with a transaction whose principal purpose is to change the State in which the assigning party is incorporated, or to form a holding company, or to effect a similar reorganization as to form of entity without change of beneficial ownership, including through: (1) a merger or consolidation or stock exchange or divisive reorganization (i.e., spin-off, split-off or split-up) or other reorganization with respect to the assigning party and/or its stockholders; or (2) the sale, transfer, exchange or other disposition by the assigning party of its assets in a single or series of related transactions, so long as such transferee, purchaser or surviving person shall expressly assume such obligations of the assigning party;

               (ii)  Subject to subsection (iii) and subsection (iv) below, an
                                ----------------     ---------------
     assigning party may, with the prior written consent of the consenting party, which consent the consenting party may withhold in its sole and absolute discretion, assign all of the rights and interests and delegate all of the duties and obligations of the assigning party under this Agreement to any other person in connection with the transfer or sale of the entire business of the assigning party (other than with respect to a sale described in subsection (i) above), or the merger or consolidation of
                       --------------
     the assigning party with or into any other person (other than with respect to a merger or consolidation described in subsection (i) above), so long as
                                               --------------
     such transferee, purchaser or surviving person shall expressly assume such obligations of the assigning party;

               (iii) Notwithstanding anything in subsection (i) or subsection
                                                 --------------    ----------
     (ii) above to the contrary, no assignment or transfer under subsection (i)
     ----                                                        --------------
     or subsection (ii) may be effectuated unless the proposed transferee or
        ---------------
     assignee first executes such agreements (including a restated employment agreement) in such form as the consenting party may deem reasonably satisfactory to: (1) evidence the assumption by the proposed transferee or assignee of the obligations of the assigning party; and (2) to ensure that the consenting party continues to receive such rights, benefits and protections (both legal and economic) as were contemplated by the consenting party when entering into this Agreement; and

               (iv)  Notwithstanding anything in subsection (i) or subsection
                                                 --------------    ----------
     (ii) above to the contrary: (1) any assumption by a successor or assign
     ----
     under subsection (i) or subsection (ii) above shall in no way release the
           --------------    ---------------
     assigning party from any of its obligations or liabilities under this Agreement; and (2) and any merger, consolidation, reorganization, sale or conveyance under subsection (i) or subsection (ii) above shall not be
                      --------------    ---------------
     deemed to abrogate the rights of the consenting party elsewhere contained in this Agreement, including those resulting from a Change In Control.

          Any purported assignment or transfer in violation of the terms of this subsection (ii) shall be null and void ab initio and of no force and effect, and
---------------
shall vest no rights or interests in the purported assignee or transferee.

          (b)  Successors and Assigns. Subject to subsection (b) above, each
               ----------------------             --------------
and every representation, warranty, covenant, condition and provision of this Agreement as it relates to each party hereto shall be binding upon and shall inure to the benefit of such party and his, her or its respective successors and permitted assigns, spouses, heirs, executors, administrators and personal and legal representatives, including any successor (whether direct or indirect, or by merger, consolidation, conversion, purchase of assets, purchase of securities or otherwise).

     18.  MISCELLANEOUS

          (a)  Costs and Expenses. Except as expressly set forth in this
               ------------------
Agreement, each party shall pay all legal and other fees, costs and expenses incurred or to be incurred by such party in negotiating and preparing this Agreement; in performing due diligence or retaining professional advisors; and in complying with such party's covenants, agreements and conditions contained herein.

          (b)  Cooperation. Each party agrees, without further consideration, to
               -----------
cooperate and diligently perform any further acts, deeds and things, and to execute and deliver any documents that may be reasonably necessary or otherwise reasonably required to consummate, evidence, confirm and/or carry out the intent and provisions of this Agreement, all without undue delay or expense.

          (c)  Notices. Unless otherwise specifically provided in this
               -------
Agreement, all notices, demands, requests, consents, approvals or other communications (collectively and severally called "notices") required or permitted to be given hereunder, or which are given with respect to this Agreement, shall be in writing, and shall be given by: (i) personal delivery (which form of notice shall be deemed to have been given upon delivery), (ii) by telegraph or by private airborne/overnight delivery service (which forms of notice shall be deemed to have been given upon confirmed delivery by the delivery agency), (iii) by electronic or facsimile or telephonic transmission, provided the receiving party has a compatible device or confirms receipt thereof (which forms of notice shall be deemed delivered upon confirmed transmission or confirmation of receipt), or (iv) by mailing in the United States mail by registered or certified mail, return receipt requested, postage prepaid (which forms of notice shall be deemed to have been given upon the fifth {5th} business day following the date mailed. Notices shall be addressed at the addresses first set forth below, or to such other address as the party shall have specified in a writing delivered to the other parties in accordance with this paragraph. Any notice given to the estate of a party shall be sufficient if addressed to the party as provided in this subsection (c).
                          --------------

If to the Company:                   Pinnacle Oil International, Inc.
                                     840 - 7th Avenue, SW, Suite 750
                                     Calgary, Alberta, Canada T2P 3G2

If to Executive:                     Daniel C. Topolinsky
                                     321 Roxboro Road S.W.
                                     Calgary, AB T2S 0R3

          (d)  Counterparts; Electronically Transmitted Documents. This
               --------------------------------------------------
Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument, binding on all parties hereto. Any signature page of this Agreement may be detached from any counterpart of this Agreement and reattached to any other counterpart of this Agreement identical in form hereto by having attached to it one or more additional signature pages. If a copy or counterpart of this Agreement is originally executed and such copy or counterpart is thereafter transmitted electronically by facsimile or similar device, such facsimile document shall for all purposes be treated as if manually signed by the party whose facsimile signature appears.

          (e)  Execution by All Parties Required to be Binding. This Agreement
               -----------------------------------------------
shall not be construed to be an offer and shall have no force and effect until this Agreement is fully executed and delivered by all parties hereto pursuant to the terms of section18(d). Until such time as all parties fully
             ------------
execute this Agreement, any party who has previously executed and delivered this Agreement may revoke such execution and delivery.

          WHEREFORE, the parties hereto have executed this Agreement in the City of Calgary, Province of Alberta, Canada, as of the date first set forth above.

COMPANY:                         Pinnacle Oil International, Inc.
                                 a Nevada Corporation

                                 By: /s/ George Liszicasz
                                     ------------------------------------------
                                     George Liszicasz, Chief Executive Officer

EXECUTIVE:                       /s/ Daniel C. Topolinsky
                                 ----------------------------------------------
                                 Daniel C. Topolinsky